CONSULTING AGREEMENT
                     ________________________

     THIS CONSULTING AGREEMENT (this "Agreement") is made this 8th day of April, 1998, but shall be considered effective as of January 1, 1998, by and between PERMA-FIX ENVIRONMENTAL SERVICES,
INC., a Delaware corporation (the "Company"), and ALFRED C.
WARRINGTON IV, an individual ("Warrington").

                       W I T N E S S E T H:

     WHEREAS, Warrington has experience in financial matters;

     WHEREAS, the Company wishes to engage Warrington as an independent, outside consultant to the Company, and Warrington desires to accept such engagement, pursuant to the terms and conditions of this Agreement;

     WHEREAS, in consideration for such engagement, the parties desire to provide for the issuance of shares of the Company's
Common Stock, par value $.001 per share ("Common Stock"), on terms and subject to the conditions hereinafter set forth; and,

     WHEREAS, the parties do not intend that this Agreement qualify under Section 401 of the Internal Revenue Code of 1986, as amended.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto, intending to be legally bound, do hereby agree as follows:

1.   Engagement of Warrington.  The Company does hereby engage
     Warrington, and Warrington does hereby accept such engagement, as an outside, independent consultant to provide the following consulting services for the Company:

     1.1  Financial consulting to the Board of Directors, Chief
          Executive Officer and Chief Financial Officer of the
          Company; and

     1.2 Such other financial consulting services to be performed on behalf of the Company or subsidiaries of the Company as reasonably requested by the Chairman of the Board or Chief Executive Officer of the Company.

     Provided, however, that Warrington shall render bona fide consulting services to the Company under this Agreement.

2. Term. Warrington will provide the above consulting services for the Company under this Agreement on a month-to-month basis for an indefinite period of time from the date of this Agreement (the "Term"). This Agreement is terminable by either party hereto by giving the other party hereto thirty days written notice of termination of this Agreement. At the end of such thirty day notice period, this Agreement shall terminate, except for Section 4 hereof, which shall remain in effect as indicated therein.

3. Compensation. In consideration of Warrington providing the consulting services under this Agreement, the Company agrees to pay to Warrington $1,000 for each month of service hereunder ("Consulting Fee"). Such Consulting Fee will accrue on a monthly basis, but, shall be payable on an annual basis as described hereafter. At the Company's discretion, any consulting fees earned by Warrington for work in past years which are accrued and remain unpaid, may be considered to be an additional part of the Consulting Fee to be paid accordingly. At Warrington's option, the Consulting Fee is payable by either: (i) paying Warrington sixty-five percent (65%) of the Consulting Fee in Common Stock, with the balance paid in cash or its equivalent; or (ii) paying Warrington one hundred percent (100%) of the Consulting Fee in Common Stock; or (iii) paying Warrington one hundred percent (100%) of the Consulting Fee in cash or its equivalent. The number of shares of Common Stock received by Warrington hereunder will be determined by valuing the Common Stock at seventy-five percent (75%) of its Fair Market Value as determined herein, which Fair Market Value (as defined in this Section 3) is determined on the date on which Warrington makes his election as to the method of payment. Within ninety days of the end of each calendar year during which this Agreement is in effect, the Consulting Fee which accrued during the calendar year just ended and which remains unpaid shall be paid to Warrington as described herein.

     3.1 Sixty-Five Percent Common Stock Election. If Warrington elects to receive sixty-five percent (65%) of the Consulting Fee in Common Stock: (i) Warrington will receive the number of shares of Common Stock obtained by dividing sixty-five percent (65%) of the accrued and unpaid Consulting Fee by seventy-five percent (75%) of the Fair Market Value of the Common Stock and (ii) Warrington will receive thirty-five percent (35%) of the accrued and unpaid Consulting Fee in cash or its equivalent.

     3.2 One Hundred Percent Common Stock Election. If Warrington elects to receive one hundred percent (100%) of the Consulting Fee in Common Stock, he will receive the number of shares of Common Stock obtained by dividing the accrued and unpaid Consulting Fee by seventy-five percent (75%) of the Fair Market Value of the Common Stock.

     3.3 One Hundred Percent Cash Election. If Warrington elects to receive one hundred percent (100%) of the Consulting
          Fee in cash or its equivalent, he will receive such.

     3.4 Election Procedure. The Consulting Fee will be paid on a annual basis within ninety days of the end of each calendar year as described in Section 3 unless otherwise specified by the Board of Directors of the Company.

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
          Warrington shall make an annual election as to the form of his Consulting Fee for each year prior to the last day of the applicable year unless otherwise approved by the Company.

     3.5 Fair Market Value. The Fair Market Value shall be the closing bid price of the Common Stock on the NASDAQ Small Cap on the date on which Warrington makes his election as to the method of payment of the accrued Consulting Fee or, in the event no such quotations are available for the day in question, Fair Market Value shall be the closing bid price of the Common Stock on the NASDAQ Small Cap on the most recent trading day prior to such day. The valuation date may be modified by the Board of Directors of the Company.

4. Confidential Information. During the Term and for a period of twelve (12) months following the termination of the Term, (i) Warrington shall hold, in a fiduciary capacity for the benefit of the Company and all subsidiaries of the Company, all secret or confidential information, knowledge or data relating to the Company and all subsidiaries of the Company or any of their affiliated companies and their respective businesses, which shall have been obtained by Warrington at any time and which shall not be public knowledge (other than by acts of Warrington or his representatives in violation of this Agreement), including, without limitation, customer lists, bid proposals, contracts, matters subject to litigation and information regarding periods and environmental applications, and (ii) Warrington shall not, without the prior written consent of the Company, communicate or divulge any such information, knowledge or data to anyone other than the Company and those designated by it.

5.   Other Restrictions and Legends.

     5.1 Acquisition for Own Account; No Registration. Warrington represents and warrants that the shares of Common Stock acquired hereunder are being acquired for his own account and for the purpose of investment and not with a view to the sale or distribution thereof, except for sales pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act") and any applicable state securities laws, or a transaction exempt from registration thereunder, and shall not make any sale, transfer or other disposition of the Common Stock in violation of any applicable state securities laws, including in each instance any applicable rules and regulations promulgated thereunder, or in violation of the Act or the rules and regulations promulgated thereunder by the Securities and Exchange Commission (the "SEC"). Warrington understands that these shares of Common Stock have not been registered under the Act or any state securities laws (the Company being under no obligation to effect such registration) and that such shares must be held indefinitely unless a subsequent disposition thereof is registered under the Act and applicable state securities law or is exempt from registration thereunder. Warrington further understands that the exemption from registration afforded by Rule 144 under the Act depends upon the satisfaction of various conditions and that, if applicable, Rule 144 affords the basis for sale of such shares only in limited amounts.

     5.2 Disposition of Shares. Warrington represents, covenants, and agrees that he will not sell or otherwise dispose of the shares of Common Stock acquired under this Agreement in the absence of (a) an effective registration statement under the Act and any applicable state securities laws, or (b) an opinion acceptable in form and substance to the Company from Warrington's counsel satisfactory to the Company, or an opinion of counsel to the Company, to the effect that no registration is required for such disposition.

     5.3 Restrictive Legend. The certificates representing shares covered by this Agreement shall upon issuance thereof have stamped or imprinted thereon or affixed thereto a legend to the following effect:

               THE REGISTERED HOLDER HEREOF HAS ACQUIRED
               THE SHARES REPRESENTED BY THIS
               CERTIFICATE FOR INVESTMENT AND NOT FOR
               RESALE IN CONNECTION WITH A DISTRIBUTION
               THEREOF.  ACCORDINGLY, SUCH SHARES HAVE
               NOT BEEN REGISTERED UNDER THE SECURITIES
               ACT OF 1933 AND MAY NOT BE SOLD,
               TRANSFERRED OR OTHERWISE DISPOSED OF
               EXCEPT PURSUANT TO A CURRENTLY EFFECTIVE
               REGISTRATION STATEMENT UNDER SAID ACT OR
               OTHERWISE IN A TRANSACTION EXEMPT FROM
               THE PROVISIONS OF SECTION 5 OF SAID ACT.

     5.4 Compliance with Law and Approval of Regulatory Bodies. No shares will be issued except in compliance with all applicable Federal and state laws and regulations and in compliance with rules of stock exchanges on which the Company's Common Stock may be listed.

     5.5 Receipt of Company SEC Filings and Press Releases. Warrington has received and had an opportunity to review true and complete copies of the following documents which have been filed by the Company with the Securities and Exchange Commission ("SEC") (such documents are hereinafter collectively referred to as the "SEC Filings"): (i) Annual Report on Form 10-K for the year ended December 31, 1996 (the "Form 10-K"); (ii) the Company's quarterly report on Form 10-Q for the quarter ended March 31, 1997; (iii) the Company's quarterly report on Form 10-Q for the quarter ended June 30, 1997;
          (iv) the Company's quarterly report on Form 10-Q for the quarter ended September 30, 1997; (v) the Company's current report on Form 8-K dated February 7, 1997; (vi) the Company's current report on Form 8-K/A dated June 11,

          1997; (vii) the Company's current report on Form 8-K dated July 7, 1997; (viii) the Company's current report on Form 8-K dated January 7, 1998 and, (ix) any and all other documents which have been filed by the Company pur-suant to Sections 13(a), 14(a), 14(c), and 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") since January 1, 1997. In addition, Warrington has received and has had an opportunity to review (i) all information required pursuant to Rule 502(b)(2) of Regulation D under the Act and (ii) all press releases of the Company which have been issued since January 1, 1997.

     5.6 Availability of SEC Filings Exhibits. Warrington hereby acknowledges that the Company has provided to Warrington, at a reasonable time prior to execution of this Agreement, the following: (i) a list of the material exhibits to the Company SEC Filings identifying the contents of each material exhibit; (ii) such material exhibits upon the written request of Warrington, and
          (iii) the opportunity to ask questions and to receive answers concerning the terms and conditions of this Agreement and to obtain any additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information furnished pursuant to Section
          5.5 and this Section 5.6 hereof.

     5.7 Updating of Information. The Company warrants that it shall provide Warrington with copies of all filings made by the Company with the SEC pursuant to Sections 13(a), 14(a), 14(c), and 15(d) of the Exchange Act and with all press releases of the Company from the date hereto to the date of termination of this Agreement.

     5.8 Investment Expertise and Accredited Investor. Warrington represents and warrants that:

          5.8.1 Warrington has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the acquisition of the Common Stock under this Agreement

          5.8.2 Warrington is an "accredited investor" as such term is defined in Rule 501 of Regulation D as promulgated under the Act, due to fact that
                    (a) Warrington is unmarried and has had an individual income in excess of $200,000 in each of the two most recent years and has a reasonable expectation of reaching the same income level in the current year and/or (b) Warrington has an individual net worth in excess of $1,000,000.

          5.8.3 If Warrington's income level falls below $200,000 a year or his individual net worth falls below $1,000,000, he will immediately inform the Company of such fact in writing.

     5.9 Blue Sky Laws. The Common Stock offered hereunder has not been registered under any applicable state securities laws and may not be sold or transferred except in compliance with any applicable state securities laws.

6.   Miscellaneous.

     6.1 Assignment and Binding Effect. The respective rights and obligations of the parties under this Agreement shall be binding upon the parties hereto and their heirs, executors, administrators, successors and permitted assigns; provided, however, that the Company may not assign its rights hereunder without the prior written consent of Warrington.

     6.2 Governing Law. This Agreement shall be governed as to its validity, interpretation and effect by the laws of the State of Delaware.

     6.3 Entire Agreement; Amendments. This Agreement constitutes the entire agreement and understanding of the Company and Warrington with respect to the terms of Warrington's consultancy relationship with the Company and supersedes all prior discussions, understandings and agreements with respect to such consultancy relationship. This Agreement may not be amended unless by the mutual written consent of all of the parties hereto.

     6.4 Captions. All captions and headings used herein are for convenient reference only and do not form part of this Agreement.

     6.5 Waiver. The waiver of a breach of any term or provision of this Agreement shall not operate as, or be construed to be, a waiver of any other or subsequent breach of this Agreement.

     6.6 Notices. Any notice or communication required or permitted under this Agreement shall be made in writing and shall be delivered by hand, or mailed by registered or certified mail, return receipt requested, or first class postage prepaid, addressed as follows:

          if to Warrington, to:  Alfred C. Warrington IV
                                 c/o River Oaks Place
                                 1201 McDuffie, Unit 137
                                 Houston, Texas  77019

          if to the Company to:  Perma-Fix Environmental
                                 Services, Inc.
                                 1940 Northwest 67th Place
                                 Suite A
                                 Gainesville, Florida  32653
                                 Attn: Dr. Louis F. Centofanti,
                                       Chairman


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
     6.7 Counterparts. This Agreement may be executed in counterparts, each of which shall constitute one and the same Agreement.

     6.8 Legal and Tax Effects. This Agreement is not qualified under Section 401 of the Internal Revenue Code of 1986, as amended. Warrington understands that the Company is not provided any legal or tax advice regarding this Agreement and that Warrington is to consult with his legal and tax consultants regarding this Agreement.

     6.9 Independent Contractor. Warrington is an independent contractor and is not, in any manner, an employee or agent of the Company or any subsidiary of the Company. Warrington may not bind the Company or any subsidiary of the Company in any manner whatsoever.


     IN WITNESS WHEREOF, the parties hereto have executed this Consulting Agreement on the date first above written.


                                    /s/ Alfred C. Warrington IV
                                   ________________________________
                                   Alfred C. Warrington IV

                                   PERMA-FIX ENVIRONMENTAL
                                   SERVICES, INC.



                                   By: /s/ Louis Centofanti
                                     _________________________
                                      Dr. Louis F. Centofanti
                                      Chairman of the Board and
                                      Chief Executive Officer







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